Exhibit 10.12

                                                                 Copy #_________

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

                             GLOBAL GOLD CORPORATION


            Global Gold Corporation, a Delaware corporation (the "Company", "we" or "us"), is offering (the "Offering") to sell a minimum of 4,000,000 shares and up to a maximum of 10,400,000 shares of its common stock, $.001 par value, with a minimum purchase of 100,000 shares of common stock with the purchase price of $1.25 per share for such shares, or $125,000 payable in cash upon subscription, and with each three shares purchased also entitling the purchaser to a warrant for the purchase of an additional one share at the price per share of $2.00 exercisable on or before the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater (the "Units" or the "Securities"). The price of the shares of common stock has been determined by the Board of Directors of the Company.

            If all the Securities are sold, the Company will have issued an additional 10,400,000 shares of its common stock for a total purchase price of $13,000,000. Offering proceeds shall be placed in a special non-interest bearing account, and if the minimum offering of 4,000,000 shares is not sold, subscribers shall have the right to cancel their subscriptions and receive repayment of funds paid without interest or deduction.

         The Offering will terminate upon the earlier of the completion of the sale of all of the Securities offered or March 31, 2006 unless the Offering is extended up to an additional 30 days until April 30, 2006 by the Company in its sole discretion (the "Offering Period"). The Offering may be closed from time to time in tranches of any number of Securities (collectively the "Closings").

         The common stock of the Company is publicly traded only on the OTCBB, over-the-counter market under the symbol GBGD.

         Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved these securities or passed upon the accuracy or adequacy of this Memorandum. Any representation to the contrary is a criminal offense.


                  The date of this Memorandum is March 1, 2006.

         THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK. SEE "RISK FACTORS" set forth in this Memorandum, and any additional applicable risk factors reflected in any annual, quarterly and other reports filed by the Company with the Securities and Exchange Commission (the "SEC") (which filed documents shall be referred to collectively as the "SEC Documents"), which are incorporated herein by reference.

         THE SECURITIES BEING OFFERED PURSUANT TO THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED OR RESOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

         THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY THE SECURITIES NOR WILL THERE BE ANY SALE OF THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. ANY DISTRIBUTION OF THIS MEMORANDUM BY THE OFFEREE IN WHOLE OR IN
PART IS UNAUTHORIZED.

         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN COUNSEL AS TO LEGAL AND RELATED MATTERS CONCERNING HIS INVESTMENT.

         NO OFFERING LITERATURE OR ADVERTISING IN WHATEVER FORM WILL BE EMPLOYED IN THE OFFERING OF THE SECURITIES. EXCEPT FOR THIS MEMORANDUM OR STATEMENTS OR DOCUMENTS CONTAINED HEREIN, NO PERSON HAS BEEN AUTHORIZED TO MAKE
REPRESENTATIONS, OR GIVE ANY INFORMATION, WITH RESPECT TO THE SECURITIES OFFERED HEREBY EXCEPT THE INFORMATION CONTAINED HEREIN.

CONNECTICUT RESIDENTS:

         THE SECURITIES REFERRED TO IN THIS MEMORANDUM WILL BE SOLD PURSUANT TO THE EXEMPTION SET OUT IN SECTION 36-490(B)(9) OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF CONNECTICUT. THE UNITS CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT, NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

CALIFORNIA RESIDENTS

         THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPTED FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS OFFERING ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATIONS BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

NEW YORK RESIDENTS:

         THE OFFERING LITERATURE USED IN CONNECTION WITH THE OFFERING HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                    * * * * *

         Each prospective investor will be afforded, and should seek, the opportunity to obtain any additional information which such prospective investor may reasonably request, to ask questions of, and to receive answers from, the Company or any other person authorized by the Company to act, concerning the terms and conditions of the Offering, the information set forth herein and any additional information which such prospective investor believes is necessary to evaluate the merits of the Offering, as well as to obtain additional information necessary to verify the accuracy of information set forth herein or provided in response to such prospective investor's inquiries. Any prospective investor having any questions or desiring additional information should contact:

            Drury J. Gallagher, Chairman and Chief Executive Officer
                              45 East Putnam Avenue
                          Greenwich, Connecticut 06830
                                 (203) 422-2300

                                TABLE OF CONTENTS

CAPTION                                                                     PAGE

Terms of the Offering .........................................................5

Form 10-K filed by the Company for the year ended December 31, 2004 and Form 10-Q filed by the Company for the quarter ended September 30, 2005 included with separate transmittal letter to prospective investor.

Subscription Agreement ...............................................Appendix A

Accredited Investor Suitability Questionnaire.........................Appendix B

Registration Rights Agreement ........................................Appendix C

Form of Warrant.......................................................Appendix D

                                    TERMS OF
                                  THE OFFERING

Business The Company is presently engaged in developing and acquiring interests in gold and other mineral-bearing properties in Armenia and Chile. The Company is currently in the development stage and has not received any revenues from mining activity. The Company previously engaged in developing a gold mining project in Armenia under a joint venture with the Armenian state gold enterprise and sold its interest in the joint venture to a third party.

Securities
Offered   (a)  The Company is offering to sell a minimum of 4,000,000  and a max of 10,400,000  shares, of its common stock at a purchase price of
               $1.25 per share,  with a minimum purchase of 100,000 shares,  for the purchase price of $125,000 payable in cash upon subscription.
               Each three shares purchased shall also entitle the purchaser to a warrant for the purchase of an additional  one share at the price per share of $2.00  exercisable  on or before  the  sooner of (a)
               April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common
               shares  over  a  thirty  (30)  consecutive   trading  day  period
               commencing after August 1, 2006 is $3.00 USD or greater.


          (b) The Company reserves the right to sell less than a minimum of 100,000 shares to any investor.

Common Stock
Outstanding
Prior to
Offering
After Offering 18,270,301 shares as of February 28, 2006(1)
               Up to 28,670,301 shares as of the close of the Offering and up to 32,136,968 if all of the warrants and options are exercised (1)

Use of
Proceeds       For  mining   property   acquisition  and development purposes in
               Chile and Armenia, drilling and further  exploration,  plant and
               equipment  to improve production  at  mining   operations  in
               Armenia, due diligence on prospective acquisitions,  compensation
               to the  private   placement  agent,  as  well  as  general
               corporate and working capital purposes.

-------------------
1 Excluding all shares of common stock issuable pursuant to options or warrants to purchase common stock which totaled 5,150,000 shares as of February 28, 2006.

Terms of the
Offering Offering proceeds will be deposited and held in a non-interest bearing segregated account at J.P. Morgan Chase Bank and may be withdrawn by the Company upon the closing of the Offering or any tranches thereof.

Who May Invest The  shares  of common  stock of the  Company  are being  offered pursuant to this Memorandum solely to persons who are "accredited investors" as defined in Regulation D or who are non US residents as defined in Regulation 901 et. seq. (Regulation S) promulgated under the Securities Act of 1933, as amended. See the Accredited Investor Suitability Questionnaire attached hereto as Appendix B.

Risk  Factors  The shares of common  stock of the Company  offered
               hereby  involve  a  high  degree  of  risk,  including,   without
               limitation, the following:

               (i) the Company is a development stage company and has not generated any mining revenues to date but has developed and sold an interest in an Armenian gold mining joint venture;

               (ii) the Company has in Chile a royalty interest and right to repurchase a mineral-bearing property known as Santa Candelaria and in Armenia licenses for and operations at the Hankavan and Toukhmanuk properties and surrounding exploration areas as well as joint venture interests with Iberian Resources in the Lichkvaz and Marjan properties and a 20% participation right in any new exploration undertaken by Sterlite Gold Limited or its successors in Armenia, and while it is in negotiations for additional acquisitions it has not closed them On January 24, 2006, the Company has acquired an 80% interest in the Getik gold and uranium property in exchange for 100,000 shares of the Company's common stock;

               (iii) the Company may not be able to obtain adequate insurance protection for its potential investments in the mining projects;

               (iv) the prices of gold and other minerals historically fluctuate and are affected by numerous factors beyond the Company's control and no assurance can be given that any reserves proved or estimated will actually be produced;

               (v) the Company's proposed mining operations will be subject to a variety of potential engineering, seismic and other risks, some of which cannot be predicted and which may not be covered by insurance;

               (vi) the Company will be subject to intense competition in its proposed mining activity and many mining companies have substantially greater resources than those possessed by the Company;

               (vii) the shares of common stock are subject to restrictions on transfer;

               (viii) the SEC in any future review of the Company's filings of any kind with it may question the classification of the Company for federal securities law purposes (although it has not done to date), which could adversely affect the future operations of the Company or the public trading of its shares of common stock;

               (ix) an investor may lose his entire investment in the shares of common stock;

               (x) the Company's Chairman, President, and one of its directors own approximately 30 % of the shares of the Company's common stock and, if they act jointly with the shareholders associated with Firebird Management, LLC which own approximately 32% of the shares of the Company's common stock, will be able to effectively determine the vote on any matter being voted on by the Company's stockholders; and

               (xi) the value of the Company's assets may be adversely affected by political, economic and other factors in Armenia or Chile.

Restrictions
on Resale;
Registration
Rights The investors who purchase any shares of common stock pursuant to the Offering will be restricted from selling, transferring, pledging or otherwise disposing of any shares due to restrictions under applicable Federal and state securities law. The Company has agreed to give each investor on demand (commencing 90 days after the closing of this Offering), piggyback, and certain other registration rights with respect to the shares of common stock issuable pursuant to the Offering. See the Registration Rights Agreement and the Subscription Agreement attached hereto.

Listing The Company's shares of common stock are currently not listed for trading on any stock exchange. The Company's shares are publicly trading on the OTCBB, over-the-counter market in the United States (the application for such trading was approved by the National Association of Securities Dealers, Inc. and the Company's common stock became eligible for trading on the OTCBB on March 31, 2004).

How to Invest  Each investor must:


               (a) execute and deliver the Subscription Agreement attached hereto as Appendix A, and pay the subscription price for the shares of common stock as provided therein;

               (b) execute and deliver the Accredited Investor Suitability Questionnaire attached hereto as Appendix B;

               (c) execute and deliver the Registration Rights Agreement attached hereto as Appendix C; and

               (d)  send or deliver all of the signed documents to the Company.

        All references contained in this description of "The Terms of Offering" are qualified in their entirety by reference to the specific agreements containing the applicable terms.

                                                                      APPENDIX A


                             SUBSCRIPTION AGREEMENT



Global Gold Corporation
45 East Putnam Avenue
Greenwich, Connecticut 06830

Gentlemen:

         This Subscription Agreement (the "Agreement") has been executed by the undersigned in connection with the offer by Global Gold Corporation, a Delaware corporation (the "Company") to sell (the "Offering) a minimum of 4,000,000 shares and up to a maximum of 10,400,000 shares, of its common stock, $.001 par value per share, with a minimum purchase of 100,000 shares of common stock (unless otherwise permitted by the Company), with the purchase price for such shares payable in cash upon subscription. Each three shares purchased shall also entitle the purchaser to a warrant for the purchase of an additional one share at the price per share of $2.00 exercisable on or before the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater. The shares of common stock of the Company together with the warrants (the "Units" or the "Securities") are being offered pursuant to the Company's Confidential Private Placement Memorandum dated March 1, 2006, as may be amended from time to time (the "Memorandum"). The Offering is intended to come within the provision of Regulation D under the Securities Act of 1933, as amended (the "Act").

         The undersigned and the Company hereby agree as follows:

         1. Subscription.

                  (a) Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the number of Units at the aggregate purchase price set forth at the end hereof at the rate of $1.25 per share (the "Purchase Price"). In connection therewith, the undersigned hereby tenders:

                           (i) the Purchase Price in cash or by check (subject
to collection), bank draft or
postal or express money order payable in United States dollars, or by wire transfer, to "Global Gold Corporation - Special Account"

                           (ii) an executed copy of this Agreement;

(iii) an executed copy of the Accredited Investor Suitability Questionnaire; and

(iv) an executed copy of the Registration Rights Agreement.

                  (b) The Purchase Price will be deposited by the Company in a non-interest-bearing segregated bank account at J.P. Morgan Chase Bank or another bank selected by the Company in its sole discretion. The Purchase Price will be available for the Company's sole use immediately upon its acceptance of the Agreement and the closing of the Offering or any tranche thereof. If the minimum offering of 4,000,000 shares is not sold, the undersigned shall have the right to cancel the subscription and receive repayment of funds paid without interest or deduction.


         2. The Company represents and warrants to the undersigned that since September 30, 2005, there has been no material adverse change in the financial condition, results of operations or general affairs of the Company, other than as disclosed in the Memorandum, the periodic reports filed by the Company with the Securities and Exchange Commission, and press releases, issued by the Company.

         3. The undersigned represents and warrants to the Company that:


                  (a) The undersigned has received a copy of the Memorandum, and has carefully read and fully understands the Memorandum, including the Risk Factors set forth therein and any additional risk factors reflected in any annual, quarterly and other reports filed by the Company with the Securities and Exchange Commission or press releases;


                  (b) THE UNDERSIGNED UNDERSTANDS THAT THIS INVESTMENT IN COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF RISK AND IS ONLY SUITABLE FOR AN INVESTOR WHO CAN AFFORD TO LOSE HIS ENTIRE INVESTMENT IN THE SECURITIES;

                  (c) The undersigned understands that the Securities offered herein have not been registered under the Act or the securities laws of any state of the United States and will be subject to substantial restrictions on transferability unless and until the Securities are registered or an exemption from registration becomes available;

                  (d) The undersigned understands that an appropriate stop transfer order will be placed on the books of the Company's transfer agent respecting the certificates evidencing the Securities and such certificates shall bear such legend until such time as the respective securities in question shall have been registered under the act or shall have been transferred in accordance with an opinion of counsel acceptable to counsel for the Company that such registration is not required;

                  (e) The undersigned's decision to purchase the Securities is based solely on the information contained in the Memorandum;

                  (f) The residence of the undersigned set forth below is the true and correct residence of the undersigned;

                  (g) The undersigned has read and understands the Memorandum;

                  (h) The undersigned meets the suitability standards set forth in the Memorandum under "Who May Invest" and specifically satisfies the definition of an "accredited investor" or as otherwise set forth therein;

                  (i) The Accredited Investor Suitability Questionnaire executed and delivered by the undersigned is true and complete in all respects;


                  (j) The undersigned (A) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the undersigned;
(B) has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which has been otherwise provided in order for him to evaluate the merits and risks of investment in the Securities; and (C) has been given the opportunity to obtain additional information from the Company, in each case except to the extent the Company has informed the undersigned that it does not possess such information and cannot acquire it without unreasonable effort to expense, or that the requested information is proprietary and confidential, and the undersigned has not been furnished with any other offering literature or prospectus except as referred to herein in the Memorandum;

                  (k) The undersigned has not been furnished with any oral representation, warranty or information in connection with the Offering by the Company or any officer, director, employee, agent, affiliate or subsidiary or counsel or other advisor of any of them; and

                  (l) The undersigned is purchasing the Securities for his own account for investment purposes only and not with a view to the sale or other distribution thereof, and that the undersigned presently has no intention of offering, selling, transferring, pledging, hypothecating, or otherwise disposing of all or any part of the Securities at any particular time, for any particular price, or upon the happening of any particular event or circumstances.

         4. The undersigned understands and agrees that this subscription is subject to the following terms and conditions:

                  (a) This subscription is irrevocable and the execution and delivery of this Agreement will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted by the Company;

                  (b) The Company can, in its sole discretion, reject a subscription as soon as practicable after receipt of the undersigned's subscription. The undersigned will be promptly notified by the Company as to whether his subscription has been accepted. If the undersigned's subscription is not accepted, his check will be returned promptly and all of his obligations hereunder shall terminate; and

                  (c) This subscription is not transferable or assignable, either before or after acceptance hereof by the Company, and the Securities issuable on account of this subscription will only be issued in the name of, and delivered to, the undersigned.

         5. If the undersigned is a corporation, partnership, limited liability company, estate or trust, the undersigned represents and warrants that:


                  (a) The undersigned has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by this Agreement;

                  (b) This Agreement has been duly and validly authorized, executed and delivered, and, when executed and delivered by the entity, will constitute the valid, binding and enforceable agreement of the undersigned;

                  (c) The person signing this Agreement and any other instrument delivered on behalf of such entity has been duly authorized by such entity and has full power and authority to do so; and

                  (d) Such entity has not been formed for the specific purposes of acquiring the Securities.

         6. The representations, warranties and agreements made by the undersigned and the Company herein have been made with the intent that they be relied upon by the other party for purposes of the Offering. Both parties further undertake to notify the other party immediately of any change in any information supplied by either party. If more than one person is signing this Agreement, each representation, warranty and agreement shall be a joint and several representation, warranty and agreement of each such subscriber.

         7. The undersigned unconditionally agrees to indemnify and hold the Company, its officers, directors and shareholders or any other person who may be deemed to control the Company, and any of their counsel, advisors and accountants, harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the undersigned's, or his attorney's or agent's representations, warranties or statements or the breach of any of the agreements contained herein.


         8. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of any federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the addresses reflected in this Agreement shall constitute personal service thereof.

Dated: _______________, 2006

Number of Shares Subscribed at $1.25 per share: ________ Share [s]
Total Purchase Price:      $_____________
Payment Enclosed:          $_____________

ENTITY SUBSCRIBERS SIGN HERE:               INDIVIDUAL SUBSCRIBERS SIGN HERE:

________________________________            __________________________________
Print Name of Subscriber                             Print Name of Subscriber


By:_____________________________            __________________________________
                                            Signature

________________________________            __________________________________
Print Name and Title of Person Signing     Signature of Joint Subscriber, if any


Mailing Address:                                     Mailing Address:

_______________________________             __________________________________
Street Address                                       Street Address

_______________________________             __________________________________
City, State and Zip Code                             City, State and Zip Code

_______________________________             __________________________________
Taxpayer Identification Number              Social Security Number of Subscriber


_________________________________           ___________________________________
Country of incorporation              Social Security Number of Joint Subscriber

                                           ____________________________________
                                                     Passport number

(Check One)
__________        Individual
__________        Tenants-in-common
__________        Joint tenants with right of survivorship (each must sign)
__________        Community property.(0)
__________        Partnership
__________        Corporation
__________        Limited Liability Company
__________        As custodian, trustee or agent for ___________________________


This Subscription Agreement is
accepted by Global Gold Corporation
this ____ day of ___________, 2006


By: _____________________________
         Drury J. Gallagher, Chairman
         and Chief Executive Officer

---------------------------
     (0) * If the investor is a resident of a community property state, the subscription should indicate whether the Securities will be owned as separate or community property and will be registered jointly in the name of more than one person, and the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by the law of the state of the investor's domicile).

                                                                      APPENDIX A


                             SUBSCRIPTION AGREEMENT



Global Gold Corporation
45 East Putnam Avenue
Greenwich, Connecticut 06830

Gentlemen:

         This Subscription Agreement (the "Agreement") has been executed by the undersigned in connection with the offer by Global Gold Corporation, a Delaware corporation (the "Company") to sell (the "Offering) a minimum of 4,000,000 shares and up to a maximum of 10,400,000 shares, of its common stock, $.001 par value per share, with a minimum purchase of 100,000 shares of common stock (unless otherwise permitted by the Company), with the purchase price for such shares payable in cash upon subscription. Each three shares purchased shall also entitle the purchaser to a warrant for the purchase of an additional one share at the price per share of $2.00 exercisable on or before the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater. The shares of common stock of the Company together with the warrants (the "Units" or the "Securities") are being offered pursuant to the Company's Confidential Private Placement Memorandum dated March 1, 2006, as may be amended from time to time (the "Memorandum"). The Offering is intended to come within the provision of Regulation D under the Securities Act of 1933, as amended (the "Act").

         The undersigned and the Company hereby agree as follows:

         1. Subscription.

                  (a) Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the number of Units at the aggregate purchase price set forth at the end hereof at the rate of $1.25 per share (the "Purchase Price"). In connection therewith, the undersigned hereby tenders:

                           (i) the Purchase Price in cash or by check (subject
to collection), bank draft or
postal or express money order payable in United States dollars, or by wire transfer, to "Global Gold Corporation - Special Account"

                           (ii) an executed copy of this Agreement;

(iii) an executed copy of the Accredited Investor Suitability Questionnaire; and

(iv) an executed copy of the Registration Rights Agreement.

                  (b) The Purchase Price will be deposited by the Company in a non-interest-bearing segregated bank account at J.P. Morgan Chase Bank or another bank selected by the Company in its sole discretion. The Purchase Price will be available for the Company's sole use immediately upon its acceptance of the Agreement and the closing of the Offering or any tranche thereof. If the minimum offering of 4,000,000 shares is not sold, the undersigned shall have the right to cancel the subscription and receive repayment of funds paid without interest or deduction.


         2. The Company represents and warrants to the undersigned that since September 30, 2005, there has been no material adverse change in the financial condition, results of operations or general affairs of the Company, other than as disclosed in the Memorandum, the periodic reports filed by the Company with the Securities and Exchange Commission, and press releases, issued by the Company.

         3. The undersigned represents and warrants to the Company that:


                  (a) The undersigned has received a copy of the Memorandum, and has carefully read and fully understands the Memorandum, including the Risk Factors set forth therein and any additional risk factors reflected in any annual, quarterly and other reports filed by the Company with the Securities and Exchange Commission or press releases;


                  (b) THE UNDERSIGNED UNDERSTANDS THAT THIS
INVESTMENT IN COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF RISK AND IS ONLY SUITABLE FOR AN INVESTOR WHO CAN AFFORD TO LOSE HIS ENTIRE INVESTMENT IN THE SECURITIES;

                  (c) The undersigned (i) is not a US Person (as defined herein); (ii) will not transfer or deliver any interest in the Shares except in accordance with the restrictions set forth in Section 2(f) of the Subscription Agreement and in the Memorandum; (iii) will notify the Company immediately if the undersigned becomes a US Person at any time prior to the sale of the Shares; and (iv) is not subscribing on behalf of or funding his investment with funds obtained from US Persons.

                    (d) Except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-US Person by a US dealer or other professional fiduciary, all offers to sell and offers to buy the Shares were made to or by the undersigned while the undersigned was outside the United States and at the time that the undersigned's order to buy the Shares was originated the undersigned was outside the United States.

                 (e) The undersigned understands that the Shares have not been registered under the Securities Act, the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated. The undersigned agrees to resell, pledge or otherwise transfer the Shares only in accordance with the provisions of Regulation S (Rule 901 through 905 and the Preliminary Notes), pursuant to a registration statement under the Securities Act or pursuant to an available exemption from registration under the Securities Act, and agrees not to enter into any hedging transactions involving those securities, unless in compliance with the Securities Act. The undersigned understands and agrees further that the undersigned may not sell or transfer the Shares in the absence of either an effective registration statement under the Securities Act or an opinion of counsel satisfactory to the Company that such sale or transfer does not require registration under the Securities Act and will not be in violation of the Securities Act or applicable state securities or



                  (f) The undersigned understands that an appropriate stop transfer order will be placed on the books of the Company's transfer agent respecting the certificates evidencing the Securities and such certificates shall bear such legend until such time as the respective securities in question shall have been registered under the act or shall have been transferred in accordance with an opinion of counsel acceptable to counsel for the Company that such registration is not required;

                  (g) The undersigned's decision to purchase the Securities is based solely on the information contained in the Memorandum;

                  (h) The residence of the undersigned set forth below is the true and correct residence of the undersigned;

                  (i) The undersigned has read and understands the Memorandum;

                  (j) The undersigned meets the suitability standards set forth in the Memorandum under "Who May Invest" and specifically satisfies the definition of an "accredited investor" or as otherwise set forth therein;

                  (k) The Accredited Investor Suitability Questionnaire executed and delivered by the undersigned is true and complete in all respects;


                  (l) The undersigned (A) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the undersigned;
(B) has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which has been otherwise provided in order for him to evaluate the merits and risks of investment in the Securities; and (C) has been given the opportunity to obtain additional information from the Company, in each case except to the extent the Company has informed the undersigned that it does not possess such information and cannot acquire it without unreasonable effort to expense, or that the requested information is proprietary and confidential, and the undersigned has not been furnished with any other offering literature or prospectus except as referred to herein in the Memorandum;

                  (m) The undersigned has not been furnished with any oral representation, warranty or information in connection with the Offering by the Company or any officer, director, employee, agent, affiliate or subsidiary or counsel or other advisor of any of them; and

                  (n) The undersigned is purchasing the Securities for his own account for investment purposes only and not with a view to the sale or other distribution thereof, and that the undersigned presently has no intention of offering, selling, transferring, pledging, hypothecating, or otherwise disposing of all or any part of the Securities at any particular time, for any particular price, or upon the happening of any particular event or circumstances.

         4. All certificates for Shares shall bear the following notice:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND MAY ONLY BE SOLD, RESOLD, PLEDGED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH RULES 901 THROUGH 905 AND THE PRELIMINARY NOTES OF REGULATION S UNDER THE SECURITIES ACT, (2) TO A PERSON WHOM THE HOLDER OF THE SECURITIES REPRESENTED HEREBY REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER, BY ITS ACCEPTANCE OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, AS THE CASE MAY BE, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREIN MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

         5. The undersigned understands and agrees that this subscription is subject to the following terms and conditions:

                  (a) This subscription is irrevocable and the execution and delivery of this Agreement will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted by the Company;

                  (b) The Company can, in its sole discretion, reject a subscription as soon as practicable after receipt of the undersigned's subscription. The undersigned will be promptly notified by the Company as to whether his subscription has been accepted. If the undersigned's subscription is not accepted, his check will be returned promptly and all of his obligations hereunder shall terminate; and

                  (c) This subscription is not transferable or assignable, either before or after acceptance hereof by the Company, and the Securities issuable on account of this subscription will only be issued in the name of, and delivered to, the undersigned.

         6. If the undersigned is a corporation, partnership, limited liability company, estate or trust, the undersigned represents and warrants that:


                  (a) The undersigned has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by this Agreement;

                  (b) This Agreement has been duly and validly authorized, executed and delivered, and, when executed and delivered by the entity, will constitute the valid, binding and enforceable agreement of the undersigned;

                  (c) The person signing this Agreement and any other instrument delivered on behalf of such entity has been duly authorized by such entity and has full power and authority to do so; and

                  (d) Such entity has not been formed for the specific purposes of acquiring the Securities.

         7. The representations, warranties and agreements made by the undersigned and the Company herein have been made with the intent that they be relied upon by the other party for purposes of the Offering. Both parties further undertake to notify the other party immediately of any change in any information supplied by either party. If more than one person is signing this Agreement, each representation, warranty and agreement shall be a joint and several representation, warranty and agreement of each such subscriber.

         8. The undersigned unconditionally agrees to indemnify and hold the Company, its officers, directors and shareholders or any other person who may be deemed to control the Company, and any of their counsel, advisors and accountants, harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the undersigned's, or his attorney's or agent's representations, warranties or statements or the breach of any of the agreements contained herein.

         9. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of any federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the addresses reflected in this Agreement shall constitute personal service thereof.


Dated: _______________, 2006

Number of Shares Subscribed at $1.25 per share: ________ Share [s]
Total Purchase Price:      $_____________
Payment Enclosed:          $_____________

ENTITY SUBSCRIBERS SIGN HERE:               INDIVIDUAL SUBSCRIBERS SIGN HERE:

________________________________            __________________________________
Print Name of Subscriber                             Print Name of Subscriber


By:_____________________________            __________________________________
                                            Signature

________________________________            __________________________________
Print Name and Title of Person Signing     Signature of Joint Subscriber, if any


Mailing Address:                                     Mailing Address:

_______________________________             __________________________________
Street Address                                       Street Address

_______________________________             __________________________________
City, State and Zip Code                             City, State and Zip Code

_______________________________             __________________________________
Taxpayer Identification Number              Social Security Number of Subscriber


_________________________________           ___________________________________
Country of incorporation              Social Security Number of Joint Subscriber

                                            ____________________________________

                                                              Passport number
                                        6

(Check One)
__________        Individual
__________        Tenants-in-common
__________        Joint tenants with right of survivorship (each must sign)
__________        Community property.(0)
__________        Partnership
__________        Corporation
__________        Limited Liability Company
__________        As custodian, trustee or agent for ___________________________


This Subscription Agreement is
accepted by Global Gold Corporation
this ____ day of ___________, 2006


By: _____________________________
         Drury J. Gallagher, Chairman
         and Chief Executive Officer





---------------------------------

     (0) * If the investor is a resident of a community property state, the subscription should indicate whether the Securities will be owned as separate or community property and will be registered jointly in the name of more than one person, and the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by the law of the state of the investor's domicile).

                                                                      APPENDIX C
                          REGISTRATION RIGHTS AGREEMENT
                                       OF
                             GLOBAL GOLD CORPORATION

                  Agreement made as of the 4th day of April, 2006 by and among Global Gold Corporation, a Delaware corporation currently having its office and principal place of business at 45 East Putnam Avenue, Greenwich, Connecticut 06830 (the "Corporation"), and each party purchasing shares of the common stock of the Corporation pursuant to the Memorandum (as defined below) (each of the last named persons shall hereinafter be referred to individually as a "Shareholder" and collectively as the "Shareholders").

                  WHEREAS, upon the closing of the offering of up to a maximum of 10,400,000 shares of common stock of the Corporation pursuant to the Confidential Private Placement Memorandum dated March 1, 2006, as may be amended from time to time (the "Offering") (each individual closing of which shall be referred to as the "Effective Date"), as defined in the Offering, the Shareholders will collectively own up to a maximum of 10,400,000 shares of common stock, $.001 par value per share, of the Corporation (shares of such common stock acquired pursuant to the Offering being referred to as the "Shares" and collectively as the "Stock");

                  WHEREAS, upon the Effective Date, the Corporation and the Shareholder desire to provide for certain registration rights for the Stock of the Corporation or any interest therein now or hereafter acquired by the Shareholders pursuant to the Offering;

                  NOW, THEREFORE, effective upon the Effective Date, in consideration of the mutual covenants and conditions herein contained, each of the parties hereby agrees as follows:

                  1.1 Request for Registration.

                  (a) If the Corporation shall receive, at any time following ninety (90) days after the date hereof, a written request from a Holder or Holders (as defined below) of not less than 51% of the Shares sold in the Offering that the Corporation file a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the registration of Registrable Securities (as defined below) the anticipated aggregate offering price for which would exceed $3,000,000, then the Corporation shall: (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and
(ii) file as soon as practicable and use commercially reasonable efforts to cause to be declared effective, the registration under the Act of all shares of Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.1(b). For purposes of this Section 1, a "Holder" or "Holders" shall mean any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with the provisions of this Agreement. The term "Registrable Securities" shall mean (i) the shares of Common Stock issued by the Corporation to a Shareholder, including any shares issued pursuant to the Stock Subscription and Stockholder Agreement and any shares issued or issuable upon the exercise of the Warrants, and (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, (1) shares of Common Stock with respect to which a registration statement shall have been declared effective under the Act and where such shares of Common Stock shall have been disposed of in accordance with such registration statement, (2) shares of Common Stock that have been distributed to the public in accordance with Securities and Exchange Commission ("SEC") Rule 144 (or any successor provision; hereinafter, "Rule 144") or (3) shares of Common Stock that are otherwise sold by a person in a transaction in which the rights under this Section 1 are not assigned.

                  (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the shares of Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to subsection 1.1(a) and the Corporation shall include such information in the written notice referred to in subsection 1.1(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Corporation. In such event, the right of any Holder to include its shares of Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's shares of Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form and reasonably acceptable to the Corporation with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of shares of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of shares of Registrable Securities of the Corporation requested and entitled to be included in such registration by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Corporation shall furnish to Holders requesting a registration statement pursuant to this Section 1.1, a certificate signed by the Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than twice or for periods aggregating more than ninety (90) days in any twelve (12) month period.

                  (d) In addition, the Corporation shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.1: (i) pursuant to a request by the Holders after the Corporation has effected pursuant to this Section 1.1 two (2) registrations at the request of such Holders and such registration has been declared or ordered effective; (ii) during the period starting with the date thirty (30) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration subject to Section
1.2 hereof; provided that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities all of which may be disposed of without registration pursuant to Rule 144 under the Act during a three-month period or all of which may be disposed of pursuant to a registration statement filed pursuant to Section 1.3 below.
                  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of such Holders' shares to the public without registration, the Corporation agrees to use its reasonable efforts to: (i) make and keep public information available at all times, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Act; (ii) file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Exchange Act of 1934, as amended (the "1934 Act"); and (iii) so long as the Holders own Registrable Securities, furnish to the Holders forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144(c) of the Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  2. Piggyback Registration Rights.
                  2.1 (a) If the Corporation shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), at any time during the 24-month period after the Effective Date, either on its own behalf or that of any of its shareholders for an offering of shares of the capital stock of the Corporation for cash or securities, the Corporation shall give written notice as promptly as possible of such proposed registration to each Shareholder and shall use reasonable efforts to include all of the shares of the Stock owned by the Shareholders ( the "Seller" or "Registering Shareholder" and collectively the "Sellers" and "Registering Shareholders") in such registration statements as such Seller shall request within 10 days after receipt of such notice from the Corporation, provided, that (A) if shares of the Stock are being offered by the Corporation in an underwritten offering, any shares of the Stock proposed to be included in the registration statement on behalf of the Seller shall be included in the underwriting offering on the same terms and conditions as the stock being offered by the Corporation, and (B) the Seller shall be entitled to include such number of shares of the Stock owned by the Seller in such registration statement, one time only during the applicable period set forth herein, so that the proportion of shares of the Stock of each Seller to be included in such registration statement to the total number of shares of the Stock owned by him is equal to the proportion that the number of shares of the Stock of all Sellers to be included in such registration statement bears to the total number of shares of the Stock owned by all Sellers (except that each Seller shall have the right to not exercise such piggyback registration right set forth herein once, in which case such Seller shall have the right set forth in this Section 2.1 with respect to the next succeeding registration statement described in this
Section 2.1 proposed to be filed by the Corporation during such 36-month period); and provided further, that (i) the Corporation shall not be required to include such number or amount of shares owned by the Sellers in any such registration statement if it relates solely to securities of the Corporation to be issued pursuant to a stock option or other employee benefit plan, (ii) the Corporation may, as to an offering of securities of the Corporation by the Corporation, withdraw such registration statement at its sole discretion and without the consent of the Sellers and abandon such proposed offering and (iii) the Corporation shall not be required to include such number of shares of the Stock owned by the Sellers in such registration statement if the Corporation is advised in writing by its underwriter or investment banking firm that it reasonably believes that the inclusion of the Sellers' shares would have an adverse effect on the offering.

                      (b)      A registration  filed  pursuant to Section
2.1(a) shall not be deemed to have been effected unless the registration statement related thereto (i) has become effective under the Securities Act and
(ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 2.1(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation , such registration statement shall not be considered one of the registrations applicable pursuant to Section 2.1(a).

                      2.2 Delay or Suspension of Registration. Notwithstanding any other provision of this Section 2 to the contrary, if the Corporation shall furnish to the Shareholders:

                  (a) a certificate signed by the Chief Executive Officer of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or it would potentially adversely and materially affect the Corporation's classification for federal securities law purposes, or the Corporation has a plan to register stock to be sold for its own account within a 90-day period after the filing of the registration statement under Section 2.1(a), for the Corporation to use its reasonable best efforts to effect the registration of the stock; or

                  (b) both (A) a certificate signed by the Chief
Executive Officer of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a bona fide business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation or the offer or sale by the Shareholders of the Stock pursuant to an effective registration statement would require disclosure of the material fact which is referenced in the Chief Executive Officer's certificate required under Section 2.2(b)(ii)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 2.1(a) with respect to any such filing of a registration statement shall be deferred or offers and sales of the Stock by the Shareholders shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Stock would no longer have such a material adverse effect or (b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Shareholders of the materials referred to in Section 2.2(b) (i) and (ii) above; and (3) such time as the Corporation notifies the Shareholders that it has resumed use of its reasonable best efforts to effect registration of the Stock or that offers and sales of the Stock pursuant to an effective registration statement may be resumed, as the case may be. If the Shareholders receive the materials referred to in Section 2.2(b)(ii) above while a registration statement for the offer and sale of the Stock is in effect, each Shareholder agree to terminate immediately any offer or sale of the Stock. A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 2.2.

                      2.3 In connection with any registration or qualification pursuant to the provisions of this Section 2, the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay all filing, registration and qualification fees of the Securities and Exchange Commission, printing expenses, fees and disbursements of legal counsel and all accounting expenses, except that each Seller shall bear the fees and expenses of its own legal counsel, and the underwriting or brokerage discounts and commissions, expenses of its brokers or underwriters and fees of the National Association of Securities Dealers, Inc. attributable to its Stock; provided, however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 5 states.

                      2.4  (a   In each  case of  registration  of  shares  of
Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold harmless each Seller, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934 (the Sellers and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 2.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Seller or any underwriter and furnished to the Corporation or the Shareholders, as the case may be, in writing by any Seller or such underwriter expressly for use therein; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

                      (b) In each case of a registration of shares of the Stock under the Securities Act pursuant to these registration provisions, each Seller participating in the registration shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers), each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Seller but only with reference to information relating to such Seller and furnished to the Corporation by such Seller for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. Each Seller will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by the Seller to indemnify the Corporation on the same terms as any Seller agrees to indemnify the Corporation, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

                      (c) In case any action or proceeding shall be brought against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

                      (d) Notwithstanding anything in this Agreement to the contrary, the Corporation shall not be liable to any Seller for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of the Sellers' Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.

                      3. MISCELLANEOUS.
                      3.1. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, Global Gold Corporation, 45 East Putnam Avenue, Greenwich, Connecticut 06830, with a copy to Patterson, Belknap, Webb and Tyler, 1133 Avenue of the Americas 10036 Attn: John E. Schmeltzer, Esq.; and if to any Shareholder, at his or its address as set forth in the books and records of the Corporation. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                      3.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York
(ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

                      3.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

                      3.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

                      3.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                      3.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                      3.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                      3.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

                      3.9 Compliance with Securities Laws. Commencing with the Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

                      3.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.



                IN WITNESS WHEREOF, the undersigned have executed Agreement on the date first above written.




                                       GLOBAL GOLD CORPORATION

                              By: __________________________________
                                     Drury J. Gallagher, Chairman
                                      and Chief Executive Officer

No. of Shares
Purchased                                   SHAREHOLDER

                                            ___________________________________


                                            ___________________________________


                                         By:___________________________________

                                                                      APPENDIX D

         THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



No.                                                           U-4 Right to
                                                              Purchase Shares of
                                                              Common Stock of
                                                              Global Gold
                                                              Corporation



                             Global Gold Corporation

                          Common Stock Purchase Warrant

         Global Gold Corporation a Delaware corporation (the "Company"), hereby certifies that, for value received, ______________________, a _____________________ corporation with offices at
_________________________________(" "), or registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to before 5:30 P.M., Eastern Standard Time on the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater, _______________________( ) fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company, at a purchase price per share of Two Dollars ($2.00) (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Global Gold Corporation and any corporation which shall succeed or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1. Exercise of Warrant.

         1.1. Manner of Exercise: Payment of the Purchase Price.

                  (a) This Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time prior to the expiration date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto (or a reasonable facsimile thereof) duly executed by the holder and accompanied by payment of the purchase price for the number of shares of Common Stock specified in such form.

                  (b) Payment of the purchase price may be made as follows (or by any combination of the following): in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company.

         1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to, and the purchase price shall have been received by, the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise and shall be deemed to have become the holder or holders of record thereof for all purposes.

         1.3. Trustee for Warrantholders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Section 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

2. Delivery of Stock Certificates. etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 30 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (other than cash) by way of dividend, or
         (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

         (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5.3), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

4. Adjustment for Reorganization, Consolidation, Merger, etc.

         4.1 Reorganization. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

         4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the holder or holders of the Warrants.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

5. Adjustment for Issue or Sale of Common Stock at Less than the Purchase Price in Effect.

         5.1 General. If the Company shall, at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this Section 5 by Section 5.4) without consideration or for a Net Consideration Per Share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case:

                  (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                           (1) the numerator of which shall be (a) the number of
shares of Common Stock
outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of any warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                           (2) the denominator of which shall be (a) the number
of shares of Common Stock
outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of the any warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued; and

                  (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5. 1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.
1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.2    Definitions, etc.  For purposes of this Section 5 and Section 7:

         The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in Section 5. 1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under Section 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this Section 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and to the extent that such warrants, options or other subscription or purchase rights expire or are canceled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price that otherwise would have been in effect at the time of the issuance of the expired or canceled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued.

         For purposes of this Section 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                  (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                  (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.


         For purposes of this Section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5 consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

         This Section 5.2 shall not apply under any of the circumstances described in Section 5.4.

         5.3. Extraordinary Events. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5.3. The holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5.3) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.3) be in effect, and
(ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.4. Excluded Shares. Section 5. 1 shall not apply to the (i) issuance of shares of Common Stock, or options therefor, to directors, officers, employees, advisors and consultants of the Company pursuant to any stock option, stock purchase, stock ownership or compensation plan approved by the compensation committee of the Company's Board of Directors, (ii) the issuance of shares pursuant to the exercise of the warrants issued by the Company dated October 31, 2000, and (iii) the issuance of any shares pursuant to the exercise of the warrants issued by the Company dated November 4, 2004.


6. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrants.

7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Treasurer or Chief Financial Officer or, if the holder of a Warrant so requests, independent certified public accountants selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

8. Notices of Record Date, etc. In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of any warrants), then and in each such event the Company will mail or cause to be mailed to each registered holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

9. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants represented by this certificate.

10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


12. Warrant Agent. The Company hereby appoints American Registrar and Transfer Company, with offices in Salt Lake City, Utah, as its agent for the purpose of issuing Common Stock on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to
Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent. The Company may change such agent and designate a new agent in the United States for the above-described purposes by written notice to each holder of a Warrant.

13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that a holder of this Warrant may suffer irreparable harm and that such terms may be specifically enforced by a decree by a court of competent jurisdiction for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

         (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

         (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Notices. All notices or other communications required or permitted to be given pursuant to this Warrant shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Company, Global Gold Corporation, 45 East Putnam Avenue, Greenwich, CT 06830, and if to the holder of a Warrant, at the address of such holder shown on the books of the Company. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Warrant.

16. Governing Law. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York in the United States of America (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of such federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Warrant. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Warrant shall constitute personal service thereof.

17. Entire Agreement; Waiver of Breach. This Warrant constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Warrant shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

18. Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

19. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

20. Expiration. The right to exercise this Warrant shall expire at 5:30 P.M. Eastern Standard Time on the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater as determined by the Company's Board of Directors.

21. Restrictions on Transferability; Restrictive Legend. The holder acknowledges that the shares of Common Stock issuable upon exercise of this Warrant are subject to restrictions under applicable Federal and state securities laws. Each certificate representing shares of Common Stock issued shall, upon the exercise of this Warrant, bear the following legend in addition to such other restrictive legends as may be required by law:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to the company, that such registration is not required under the act and any applicable state securities laws."


Dated:                  , 2006
                                           Global Gold Corporation



                                           By: ________________________________
                                                Drury J. Gallagher, Chairman

[FORM OF]
ELECTION TO PURCHASE SHARES

To:      Global Gold Corporation

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.001 per share ("Common Stock"), of Global Gold Corporation and hereby makes payment of $________ therefor . The undersigned hereby requests that certificates for such shares be issued and delivered as follows:
ISSUE TO:

                                     (NAME)

                          (ADDRESS, INCLUDING ZIP CODE)

                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:


                                     (NAME)

                          (ADDRESS, INCLUDING ZIP CODE)



         If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:

                                (NAME OF HOLDER)

                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
                                (NAME OF HOLDER)


                          (ADDRESS, INCLUDING ZIP CODE)

Dated: _________________________

                                                     [NAME OF HOLDER]



                                            By
                                                Name:
                                               Title:






                                           (Signature) (Signature must
                                           conform to name of holder
                                           as specified on the face of
                                           the Warrant)




                                             (Print Name)



                                             (Street Address)



                                             (City, State and Zip Code)



                                             (Person's Social Security Number
                                             or Tax Identification Number)

                               FORM OF ASSIGNMENT

(To be signed only on transfer of warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right represented by the within Warrant to purchase shares of Common Stock of Global Gold Corporation to which the within Warrant relates, and appoints ____________________________as its attorney to transfer such right on the books of Global Gold Corporation with full power of substitution in the premises.

Dated:    ________________




                                               (Signature)
                                (Signature must conform to name of holder as
                                          specified on the face of the Warrant)




                                            (Print Name)


                                            (Street Address)


                                            (City, State and Zip Code)


                                            (Person's Social Security
                                            Number or Tax Identification Number)



Signed in the presence of:


________________________